Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

LATEEF FUND

(THE “FUND”)

Supplement dated March 16, 2017 to the Prospectus for the Fund dated September 1, 2016

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the following will be added before the first paragraph of the Class A Shares “Reduced Sales Charges” discussion on page 11 of the Prospectus:

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see Appendix A of the Prospectus for a description of waivers or discounts available through certain intermediaries. Additional information is available in the sections titled “Front-End Sales Charge” and “Contingent Deferred Sales Charge (“CDSC”).”

Effective immediately, the following is added as Appendix A of the Prospectus:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
•	Shares purchased by or through a 529 Plan.
•	Shares purchased through a Merrill Lynch affiliated investment advisory program.
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
•	Shares of Funds purchased through the Merrill Edge Self-Directed platform (if applicable).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family).
•	Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date.
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the Prospectus.
•	Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and C Shares Available at Merrill Lynch
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as a part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 ½.
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
•	Shares acquired through a right of reinstatement.
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only).

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in the Prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchase within the Fund family through Merrill Lynch, over a 13-month period of time (if applicable).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE